Exhibit 99.4
C123456789
MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on XXXXXX XX, 20XX. Vote by Internet · Log on to the Internet and go to www.investorvote.com/QRCP · Follow the steps outlined on the secured website. Vote by telephone · Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call. ·
Follow the instructions provided by the recorded message. Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.
X         . IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. . Proposals — THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSALS 2, 3 AND 4. 1. To re-elect the directors For Withhold For Withhold of the company: 01 — David C. Lawler 02 — Jon H. Rateau 03 — William H. Damon III 04 — John C. Garrison 2. To approve (1) the Agreement and Plan of Merger, dated as of For Against Abstain July 2, 2009 and amended as of October 2, 2009, among PostRock Energy Corporation (previously named New Quest Holdings Corp.), Quest Resource Corporation, Quest Midstream Partners, L.P., Quest Energy Partners, L.P., Quest Midstream GP, LLC, Quest Energy GP, LLC, Quest Resource Acquisition Corp., Quest Energy Acquisition, LLC, Quest Midstream Holdings Corp. and Quest Midstream Acquisition, LLC; and (2) the merger of Quest Resource Acquisition Corp. with and into Quest Resource Corporation, with Quest Resource Corporation surviving, as contemplated by such merger agreement. Non-Voting Items
Change of Address — Please print new address below. + For Against Abstain 3. To approve the PostRock Energy Corporation 2009 Long-Term Incentive Plan, to be in effect following the consummation of the recombination contemplated by the merger agreement. 4.
To approve any proposal that may be presented to adjourn the annual meeting to a later date to solicit additional proxies in the event there are insufficient votes in favor of any of the foregoing proposals. If other matters are properly brought before the meeting or any postponement or adjournment thereof, the persons appointed as proxies will have discretion to vote or act on those matters according to their judgment. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below (Note: Please sign exactly as name appears on this proxy. Executors, administrators, trustees, etc., should so indicate when signing, giving their full title as such. If a signer is a corporation or other entity, execute in full corporation or entity name by authorized officer. If shares are held in the name of two or more persons, all should sign.) Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE C 1234567890 J N T 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 1UPX 0239491 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND +

The undersigned hereby appoints David C. Lawler and Eddie M. LeBlanc, III, and each of them, jointly and severally, as proxies, with full power of substitution, for the undersigned at the annual meeting of stockholders of Quest Resource Corporation, at ___, on ___, at ___local time, and at any adjournment or postponement thereof, to vote the shares of common stock the undersigned would be entitled to vote, if personally present, upon the election of directors, the proposals stated on the reverse side of this proxy card and any other matter brought before the meeting, all as set forth in the joint proxy statement/prospectus delivered with respect to the annual meeting. The shares represented by this proxy will be voted at the annual meeting or at any adjournment or postponement thereof as directed by the undersigned and in the discretion of the proxy holders on any other matters properly presented for a vote at the meeting or any adjournment or postponement thereof. If a properly signed proxy is returned without specific voting instructions given, the shares of common stock represented by this proxy will be voted “FOR” all nominees listed in Proposal 1 AND “FOR” Proposals 2, 3 and 4. This proxy confers discretionary authority to vote upon certain matters, as described in the accompanying joint proxy statement/prospectus. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL STOCKHOLDER MEETING TO BE HELD ON ___, ___: The joint proxy statement/prospectus and annual report to stockholders are available at ___. (Continued and to be signed on the reverse side)

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.
X         . PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.         . Proposals — THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSALS 2, 3 AND 4. 1. To re-elect the directors For Withhold For Withhold of the company: 01 — David C. Lawler 02 — Jon H. Rateau 03 — William H. Damon III 04 — John C. Garrison 2. To approve (1) the Agreement and Plan of Merger, dated as of For Against Abstain
July 2, 2009 and amended as of October 2, 2009, among PostRock Energy Corporation (previously named New Quest Holdings Corp.), Quest Resource Corporation, Quest Midstream Partners, L.P., Quest Energy Partners, L.P., Quest Midstream GP, LLC, Quest Energy GP, LLC, Quest Resource Acquisition Corp., Quest Energy Acquisition, LLC, Quest Midstream Holdings Corp. and Quest Midstream Acquisition, LLC; and (2) the merger of Quest Resource Acquisition Corp. with and into Quest Resource Corporation, with Quest Resource Corporation surviving, as contemplated by such merger agreement. + For Against Abstain 3. To approve the PostRock Energy Corporation 2009 Long-Term Incentive Plan, to be in effect following the consummation of the recombination contemplated by the merger agreement. 4.
To approve any proposal that may be presented to adjourn the annual meeting to a later date to solicit additional proxies in the event there are insufficient votes in favor of any of the foregoing proposals. If other matters are properly brought before the meeting or any postponement or adjournment thereof, the persons appointed as proxies will have discretion to vote or act on those matters according to their judgment. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below (Note: Please sign exactly as name appears on this proxy. Executors, administrators, trustees, etc., should so indicate when signing, giving their full title as such. If a signer is a corporation or other entity, execute in full corporation or entity name by authorized officer. If shares are held in the name of two or more persons, all should sign.) Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 1UPX 0239492

+Proxy — Quest Resource Corporation 210 Park Avenue Oklahoma City, Oklahoma 73102 The undersigned hereby appoints David C. Lawler and Eddie M. LeBlanc, III, and each of them, jointly and severally, as proxies, with full power of substitution, for the undersigned at the annual meeting of stockholders of Quest Resource Corporation, at ___, on ___, at ___local time, and at any adjournment or postponement thereof, to vote the shares of common stock the undersigned would be entitled to vote, if personally present, upon the election of directors, the proposals stated on the reverse side of this proxy card and any other matter brought before the meeting, all as set forth in the joint proxy statement/prospectus delivered with respect to the annual meeting. The shares represented by this proxy will be voted at the annual meeting or at any adjournment or postponement thereof as directed by the undersigned and in the discretion of the proxy holders on any other matters properly presented for a vote at the meeting or any adjournment or postponement thereof. If a properly signed proxy is returned without specific voting instructions given, the shares of common stock represented by this proxy will be voted “FOR” all nominees listed in Proposal 1 AND “FOR” Proposals 2, 3 and 4. This proxy confers discretionary authority to vote upon certain matters, as described in the accompanying joint proxy statement/prospectus. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL STOCKHOLDER MEETING TO BE HELD ON ___, ___: The joint proxy statement/prospectus and annual report to stockholders are available at ___. (Continued and to be signed on the reverse side)